                                                                     EXHIBIT 1.1

                                                                  Execution Copy



                          HCC Insurance Holdings, Inc.

                               6,000,000 Shares*
                                  Common Stock
                           ($1.00 par value per share)


                             Underwriting Agreement


                                                              New York, New York
                                                               February 28, 2001

Salomon Smith Barney Inc.
Lehman Brothers Inc.
Raymond James & Associates, Inc.
William Blair & Company, L.L.C.
 As Representatives of the several Underwriters

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  HCC Insurance Holdings, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 6,000,000 shares of its Common Stock, $1.00 par value ("Common Stock"; said Common Stock to be issued and sold by the Company being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to 900,000 additional shares of Common Stock to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities").

                  To the extent there are no additional Underwriters listed on
Schedule I hereto other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the


-----------------------
* Plus an option to purchase from HCC Insurance Holdings, Inc., up to 900,000 additional shares to cover over-allotments.

issue date of the Basic Prospectus, such Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, such Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

                  1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1.

                  (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement, file number 333-46432, on Form S-3, including a related basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (1) after the Effective Date of such registration statement, a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b);
         (2) prior to the Effective Date of such registration statement, an amendment to such registration statement (including the form of final prospectus supplement); or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (1), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

                  (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined in Section 3 below) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Final Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

                  (c) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification and where the failure to be so qualified could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (d) All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

                  (e) The Company's authorized equity capitalization is as set forth in the Final Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Final Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Final Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

                  (f) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included or incorporated by reference in the Final Prospectus under the headings "Certain Legal Matters", "Business--Legal Proceedings", and "Legal Matters" fairly summarize the matters therein described.

                  (g) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company.

                  (h) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (i) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Final Prospectus.

                  (j) Neither the issue and sale of the Securities nor the consummation of any other of the transactions contemplated herein nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

                  (k) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

                  (l) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Final Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The summary financial and operating data set forth under the caption "Summary Financial and Operating Data" in the Final Prospectus fairly present, on the basis stated in the Final Prospectus, the information included therein. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (m) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a Material Adverse Effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (n) Each of the Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

                  (o) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) except where any such violation or default could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable.

                  (p) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Final Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (q) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (r) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (s) The Company is not required to be licensed as an insurance company in any state. Houston Casualty Company ("HCC"), U.S. Specialty Insurance Company ("USSIC"), HCC Life Insurance Company ("HCCLIC"), Avemco Insurance Company ("AIC"), National Insurance Underwriters, USF Insurance Company and Centris Insurance Company, the ("Insurance Subsidiaries") are the only subsidiaries of the Company which are insurance companies. Each of HCC and USSIC is duly licensed as an insurer under the insurance laws and regulations of Texas. Each of HCCLIC and AIC is duly licensed as an insurer under the insurance laws and regulations of Indiana and Maryland, respectively. HCC operates a branch office in London, England which is subject to regulation by regulatory authorities in the United Kingdom. Since January 1, 1996, the Company and each of its Insurance Subsidiaries have filed all material reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file with any state or foreign insurance commission, agency or authority. As of their respective dates, such reports, registrations and statements complied in all material respects with all of the laws, statutes, rules and regulations of each such jurisdiction, including, without limitation, those rules and regulations promulgated by the applicable insurance commission, agency or authority in any such state.

                  (t) No loss experience has occurred since December 31, 1999 which would require or make it necessary or appropriate for the Company to change, alter, modify or amend the Company's methodology or assumptions relating to losses.

                  (u) The Company has delivered to the Underwriters, for the years 1997 through 1999, copies of the statutory Annual Statements and for the period January 1, 2000 through September 30, 2000 Quarterly Statements (collectively, the "Statutory Statements") of HCC and USSIC filed with the Texas Department of Insurance, and HCCLIC and AIC filed with the Indiana Department of Insurance and the Maryland Insurance Administration, respectively. The statutory financial statements contained in each Statutory Statement fairly present the statutory financial condition of each of the respective corporations at the date of each such statement, and the statutory results of operations and other data contained therein for each of the periods then ended, have been prepared in accordance with the prescribed or permitted statutory insurance accounting requirements and practices, and in accordance with accounting practices prescribed or permitted by the National Association of Insurance Commissioners, and have been applied on a consistent basis except as expressly set forth or disclosed in the notes, exhibits or schedules thereto. The exhibits and schedules included in each Statutory Statement fairly present the data purported to be shown thereby.

                  (v) Except as set forth in the Final Prospectus, all reinsurance treaties, contracts, agreements and arrangements to which the Company or any of the Insurance Subsidiaries is a party and as to which any of them reported recoverables, premiums due or other amounts in its most recent Statutory Statement are in full force and effect and none of the Company or any of its Insurance Subsidiaries is in violation of, or in default in the performance, observance or fulfillment of, any material obligation, agreement, covenant or condition contained therein, which violation or default would, singly or in the aggregate, have a Material Adverse Effect.

                  (w) Each of the Insurance Subsidiaries holds all licenses, certificates and permits from insurance departments and other governmental authorities ("Insurance Licenses") necessary to conduct its business as presently conducted, except where the failure to hold any such Insurance Licenses would not have a Material Adverse Effect. Each of the Insurance Subsidiaries has fulfilled and performed all material obligations necessary to maintain its Insurance Licenses, and no event or events have occurred which would result in the impairment, modification, termination or revocation of such Insurance Licenses, except where such impairment, modification, termination or revocation would not have a Material Adverse Effect.

                  (x) A.M. Best Company, Inc. ("A.M. Best") has not taken any action to, or to the Company's knowledge, threatened to: (i) downgrade the ratings or any of the Insurance Company Subsidiaries or (ii) publicly announce or otherwise indicate to the Company that its ratings of any of the Insurance Subsidiaries are under review.

                  Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

                  2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at $22.24 per share, the number of shares of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, the Option Securities at the same purchase price per share as the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of shares of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

                  3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made on March 6, 2001 at 10:00 a.m. New York City time or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being called herein the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                  If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

                  5. Agreements. The Company agrees with the several Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final

         Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
         Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                  (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering, if required; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                  (f) The Company will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any shares of Common Stock (other than the Securities) or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Final Prospectus, provided, however, that the Company may (i) issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and
         (ii) issue Common Stock issuable upon the conversion of securities or the exercise of warrants or options outstanding at the Execution Time.

                  (g) The Company will not take, directly or indirectly, any action that constitutes or that is designed to or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (h) The Company has furnished or will furnish to the Representatives "lock-up" letters substantially in the form of Exhibit A hereto, signed by each of its current officers and directors, pursuant to which each such person shall agree not to offer, sell, contract to sell or otherwise dispose of any Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock) or grant any options or warrants to purchase Common Stock for a period of 90 days after the date of the Final Prospectus without the prior written consent of Salomon Smith Barney Inc.

                  6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the

         Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have requested and caused Haynes and Boone, LLP, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) each of the Company and the Subsidiaries has been
                  duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction specified in the Management Certificate attached hereto as Exhibit B;

                           (ii) all the outstanding shares of capital stock of
                  each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

                           (iii) the Company's authorized equity capitalization
                  is as set forth in the Final Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Final Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Final Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

                           (iv) to the knowledge of such counsel, there is no
                  pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or the Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included or incorporated by reference in the Final Prospectus under the headings "Certain Legal Matters", "Business--Legal Proceedings", and "Legal Matters" insofar as such statements summarize legal matters, agreements, documents, or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

                           (v) the Registration Statement has become effective
                  under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion);

                           (vi) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (vii) the Company is not and, after giving effect to
                  the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

                           (viii) no consent, approval, authorization, filing
                  with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Final Prospectus and such other approvals (specified in such opinion) as have been obtained;

                           (ix) neither the issue and sale of the Securities,
                  nor the consummation of any other of the transactions contemplated herein nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the charter or by-laws of the Company or its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or its subsidiaries is a party or bound or to which its or their property is subject, or
                  (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties; and

                           (x) no holders of securities of the Company have
                  rights to the registration of such securities under the Registration Statement.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and
         (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) The Representatives shall have received from Christopher
         L. Martin, Esq., Vice President and General Counsel of the Company, his opinion, dated the Closing Date and addressed to the Representatives, to the effect that each of the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification and where the failure to be so qualified could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (d) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial
                  statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (f) The Company shall have requested and caused PricewaterhouseCoopers LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and stating in effect, that:

                           (i) In their opinion the audited financial statements
                  and financial statement schedules included or incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission.

                           (ii) For purposes of these letters they have read
                  minutes of the meetings of the stockholders, the Board of Directors of the Company and its subsidiaries as set forth in the minute books at February 23, 2001, officials of the Company having advised them that the minutes of all such meetings through that date were set forth therein; and they have carried out other procedures to February 23, 2001, as follows (their work did not extend to the period from February 24, 2001, to February 28, 2001, inclusive):

                                    (1)   With respect to the three-month period
                                          ended March 31, 2000, the three- and
                                          six- month periods ended June 30, 2000
                                          and the three- and nine-month periods
                                          ended

                                          September 30, 2000 and each of the
                                          corresponding periods in 1999, they
                                          have -

                                    (I)   performed the procedures specified by
                                          the American Institute of Certified
                                          Public Accountants for a review of
                                          interim financial information as
                                          described in SAS No. 71, "Interim
                                          Financial Information", on the
                                          unaudited condensed consolidated
                                          balance sheets as of the end of each
                                          such period and the unaudited
                                          condensed consolidated statements of
                                          income, retained earnings
                                          (shareholders' equity), and cash flows
                                          for each of such periods included or
                                          incorporated by reference in the
                                          Registration Statement and the Final
                                          Prospectus; and

                                    (II)  inquired of certain officials of the
                                          Company who have responsibility for
                                          accounting and financial matters
                                          whether the unaudited condensed
                                          consolidated financial statements
                                          referred to in (I) above comply as to
                                          form in all material respects with the
                                          applicable accounting requirements of
                                          the Act and the related published
                                          rules and regulations.

                           (2) With respect to the period from October 1, 2000, to December 31, 2000, they have -

                                    (I)   read the unaudited condensed
                                          consolidated financial statements of
                                          the Company and its subsidiaries for
                                          December of both 1999 and 2000,
                                          furnished to them by the Company, and
                                          agreed the amounts contained therein
                                          to the Company's accounting records,
                                          officials of the Company having
                                          advised them that no such financial
                                          statements as of any date or for any
                                          period subsequent to December 31,
                                          2000, were available; and

                                    (II)  inquired of certain officials of the
                                          Company who have responsibility for
                                          financial and accounting matters
                                          whether

                                          (x) the unaudited financial statements
                                              referred to in (I) above are
                                              stated on a basis substantially
                                              consistent with that of the
                                              audited consolidated financial
                                              statements included or
                                              incorporated in the Registration
                                              Statement and the Final
                                              Prospectus;

                                          (y) at December 31, 2000, there was
                                              any change
                                              in the total debt of the Company
                                              and its subsidiaries or decreases
                                              in total assets of the Company and
                                              its subsidiaries or shareholders'
                                              equity of the Company as compared
                                              with the amounts shown on the
                                              September 30, 2000, unaudited
                                              condensed consolidated balance
                                              sheet included or incorporated by
                                              reference in the Registration
                                              Statement and the Final
                                              Prospectus; and

                                          (z) for the period from October 1,
                                              2000, to December 31, 2000, there
                                              were any decreases, as compared
                                              with the corresponding period in
                                              the preceding year, in total
                                              revenue, earnings before income
                                              tax provision, net earnings and
                                              basic and diluted earnings per
                                              share of the Company and its
                                              subsidiaries.

                                          Those officials stated that

                                          (A) the unaudited financial statements
                                              referred to in (I) above are
                                              stated on a basis substantially
                                              consistent with that of the
                                              audited consolidated financial
                                              statements included or
                                              incorporated in the Registration
                                              Statement and the Final
                                              Prospectus;

                                          (B) at December 31, 2000 total debt
                                              decreased to $212,133,000, total
                                              assets decreased to $2,742,976,000
                                              and there were no decreases in
                                              shareholders' equity of the
                                              Company as compared with the
                                              amounts shown on the September 30,
                                              2000, unaudited condensed
                                              consolidated balance sheet
                                              included or incorporated by
                                              reference in the Registration
                                              Statement and the Final
                                              Prospectus; and

                                          (C) there were no decreases for the
                                              period from October 1, 2000, to
                                              December 31, 2000, as compared
                                              with the corresponding period in
                                              the preceding year, in total
                                              revenue, earnings before income
                                              tax provision, net earnings and
                                              basic and diluted earnings per
                                              share of the Company and its
                                              subsidiaries.

                           (3) As mentioned in 2(I), Company officials have advised them that no financial statements as of any date or for any period subsequent to December 31, 2000, are available; accordingly, the procedures carried out by them with respect to changes in financial statement items after December 31, 2000, have, of necessity, been even more limited than those with respect to the periods referred to in (1) and (2) above. They have inquired of certain officials of the Company who have responsibility for financial and accounting matters whether

                                    (I)   at February 23, 2001, there was any
                                          change in the total debt of the
                                          Company and its subsidiaries or
                                          decreases in total assets of the
                                          Company and its subsidiaries or
                                          shareholders' equity of the Company as
                                          compared with the amounts shown on the
                                          September 30, 2000, unaudited
                                          condensed consolidated balance sheet
                                          included or incorporated by reference
                                          in the Registration Statement and the
                                          Final Prospectus, or

                                    (II)  for the period from October 1, 2000,
                                          to February 23, 2001, there were any
                                          decreases, as compared with the
                                          corresponding period in the preceding
                                          year, in total revenue, earnings
                                          before income tax provision, net
                                          earnings and basic and diluted
                                          earnings per share of the Company and
                                          its subsidiaries.

                                   Those officials stated that

                                    (x)   at February 23, 2001, total debt
                                          decreased to $212,133,000 and to the
                                          best of their knowledge they do not
                                          believe that there were decreases in
                                          total assets or shareholders' equity
                                          of the Company as compared with the
                                          amounts shown on the September 30,
                                          2000, unaudited condensed consolidated
                                          balance sheet included or incorporated
                                          by reference in the Registration
                                          Statement and the Final Prospectus;
                                          and

                                    (y)   to the best of their knowledge they do
                                          not believe there were decreases for
                                          the period from October 1, 2000 to
                                          February 23, 2001, as compared with
                                          the corresponding period in the
                                          preceding year, in total revenue,
                                          earnings before income tax provision,
                                          net earnings and basic and diluted
                                          earnings per share of the Company and
                                          its subsidiaries.

                           (iii) On the basis of the foregoing nothing came to
                  their attention which caused them to believe that:

                                    (1)     any unaudited condensed consolidated
                                            financial statements referred to in
                                            (ii)(1) above do not comply as to
                                            form in all material respects with
                                            applicable accounting requirements
                                            of the Act and with the related
                                            rules and regulations adopted by the
                                            Commission with respect to financial
                                            statements included or incorporated
                                            by reference in quarterly reports on
                                            Form 10-Q under the Exchange Act;
                                            and said unaudited financial
                                            statements are not in conformity
                                            with generally accepted accounting
                                            principles applied on a basis
                                            substantially consistent with that
                                            of the audited financial statements
                                            included or incorporated by
                                            reference in the Registration
                                            Statement and the Final Prospectus;
                                            or

                                    (2)     the information included or
                                            incorporated by reference in the
                                            Registration Statement and Final
                                            Prospectus in response to Regulation
                                            S-K, Item 301 (Selected Financial
                                            Data), Item 302 (Supplementary
                                            Financial Information) and Item 402
                                            (Executive Compensation) is not in
                                            conformity with the applicable
                                            disclosure requirements of
                                            Regulation S-K.

                           (iv) They have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth or incorporated by reference in the Registration Statement and the Final Prospectus, including the information set forth under the captions "Summary Financial Data" and "Recent Developments" in the Final Prospectus, the information included or incorporated by reference in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Final Prospectus, and the information included in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Final Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Registration Statement and the Final Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Final Prospectus in this paragraph (f) include any supplement thereto at the date of the letter.

                  (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or
         (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                  (h) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each officer and director of the Company addressed to the Representatives.

                  (i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancelation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, at One Liberty Plaza, New York, New York 10006, on the Closing Date.

                  7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Smith Barney Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the indemnity from the Company to each Underwriter set forth in paragraph (a) of this Section 8, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting" or "Plan of Distribution", (i) the list of underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids in the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) of this Section 8 unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) of this Section 8. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (1) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (2) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (3) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (4) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such

Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange, or trading in securities generally shall have been suspended or limited or minimum prices shall have been established on the New York Stock Exchange, (ii) a banking moratorium shall have been declared by either Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancelation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York 10013, Attention:
General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to (713) 744-9648 and confirmed to it at HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040, attention of the Legal Department.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Basic Prospectus" shall mean the prospectus referred to in
         Section 1(a) hereof contained in the Registration Statement at the Effective Date.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
         Commission.

                  "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

                  "Material Adverse Effect" shall have the meaning set forth in
         Section 1(c) above.

                  "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

                  "Registration Statement" shall mean the registration statement referred to in Section 1(a) hereof, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective), and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 415", "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

                  "Subsidiary" shall mean the subsidiaries of the Company that are "significant subsidiaries" as defined by Rule 1-02 of Regulation S-X.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.



                                      Very truly yours,

                                      HCC Insurance Holdings, Inc.

                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:

The foregoing Agreement is hereby
confirmed and accepted as of
February 28, 2001

Salomon Smith Barney Inc.
Lehman Brothers Inc.
Raymond James & Associates, Inc.
William Blair & Company, L.L.C.

By:  Salomon Smith Barney Inc.


By:
   ------------------------------
   Name:
   Title:

For themselves and the
several Underwriters,
named in Schedule I to the
foregoing Agreement.

                                                                      SCHEDULE I

                                                                            NUMBER OF
         UNDERWRITERS                                        UNDERWRITTEN SECURITIES TO BE PURCHASED
         ------------                                        ---------------------------------------
Salomon Smith Barney Inc.                                                      1,890,100

Lehman Brothers Inc.                                                           1,350,000

Raymond James & Associates, Inc.                                               1,080,000

William Blair & Company, L.L.C.                                                1,080,000

Cochran, Caronia Securities LLC                                                   85,700

Conning & Company                                                                 85,700

Dowling & Partners Securities, LLC                                                85,700

First Union Securities, Inc.                                                      85,700

Janney Montgomery Scott LLC                                                       85,700

Legg Mason Wood Walker, Incorporated                                              85,700

Ragen MacKenzie, a division of Wells Fargo Investments, LLC                       85,700
                                                                               ---------
         Total                                                                 6,000,000
                                                                               =========

                                                                       EXHIBIT A




       [LETTERHEAD OF OFFICER OR DIRECTOR OF HCC INSURANCE HOLDINGS, INC.]


                          HCC Insurance Holdings, Inc.
                         Public Offering of Common Stock


                                                               February __, 2001

Salomon Smith Barney Inc.
Lehman Brothers
Raymond James & Associates, Inc.
William Blair & Company, L.L.C.
 As Representatives of the Several Underwriters,

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between HCC Insurance Holdings, Inc., a Delaware corporation (the "Company"), and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $1.00 par value (the "Common Stock"), of the Company.

                  In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement, other than shares of Common Stock disposed of as bona fide gifts approved by Salomon Smith Barney

Inc. and other than the disposition to the Company of any shares of Common Stock utilized in connection with the exercise of outstanding stock options.

                  If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.


                                  Yours very truly,

                                                                       EXHIBIT B

                          HCC INSURANCE HOLDINGS, INC.
                             MANAGEMENT CERTIFICATE

The undersigned, Christopher L. Martin, the Secretary of HCC Insurance Holdings, Inc., a Delaware corporation (the "Company"), in connection with the closing of the transactions contemplated by the Underwriting Agreement, dated February 28, 2001 (the "Agreement"), by and among the Company and Salomon Smith Barney Inc., Lehman Brothers Inc., Raymond James & Associates, Inc. and William Blair & Company, L.L.C. (the "Representatives") as representatives of the several underwriters named in Schedule 1 thereto; capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement, hereby certifies that:

         1. The only states in which the Company conducts business and owns property are the following: (i) Texas; and (ii) Delaware.

         Haynes and Boone, LLP is expressly authorized to rely on this Management Certificate in rendering its opinion to the Representatives pursuant to the Agreement.


         IN WITNESS WHEREOF, the undersigned has executed this Management Certificate of HCC Insurance Holdings, Inc. as of the 6th day of March, 2001.



                                      By:
                                         ---------------------------------------
                                            Christopher L. Martin, Secretary


         The undersigned, Frank J. Bramanti, Executive Vice President of the Company, hereby certifies that Christopher L. Martin is the duly elected Secretary of the Company and is duly authorized to sign the Agreement, this Certificate and all other agreements, documents, instruments or certificates to be delivered pursuant to the Agreement on behalf of the Company. The undersigned further certifies that the signature appearing above is the true and correct signature of Christopher L. Martin.

         IN WITNESS WHEREOF, the undersigned has executed this certificate to the Management Certificate of HCC Insurance Holdings, Inc. as of the 6th day of March, 2001.


                                      By:
                                         ---------------------------------------
                                               Frank. J. Bramanti,
                                               Executive Vice President